 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

MAJESCO ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51128 (Commission File Number)	06-1529524 (IRS Employer Identification No.)

404I-T Hadley Road
S. Plainfield, New Jersey 07080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 30, 2015, the stockholders of Majesco Entertainment Company (the “Company”) approved the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the reservation of 2,250,000 shares of common stock thereunder.

Awards under the 2014 Plan may be granted pursuant to the 2014 Plan only to persons who are eligible persons. Under the 2014 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the 2014 Plan by the 2014 Plan administrator; provided, however, that an Eligible Person may only participate in the 2014 Plan if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register, under the Securities Act of 1933, as amended, the offering and sale of shares issuable under the 2014 Plan by the Company or the Company’s compliance with any other applicable laws. Jesse Sutton, our Chief Executive Officer, and Michael Vesey, our former Chief Financial Officer, previously were awarded options to purchase 71,705 and 34,470 (not including 30,000 shares of restricted stock to be issued pursuant to Mr. Vesey's separation agreement) shares of Common Stock, respectively, under the 2014 Plan, contingent upon the vote of stockholders for approval of the 2014 Plan. The award made to Mr. Sutton is contingent upon his waiver of any change of control or severance payments in excess of one year.

The foregoing description of the 2014 Plan is not complete and is qualified in its entirety by reference to the full text of the 2014 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the stockholders (the “Annual Meeting”) of the Company was held on March 30, 2015.

(b) The Proposals for approval at the Annual Meeting are shown below along with the vote of the Company’s stockholders with respect to such Proposals.

1.           Election of the Board of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Trent Donald Davis	4,348,294	86,592	1,821,124
Laurence Aronson	4,346,637	88,249	1,821,124
Mohit Bhansali	4,354,818	80,068	1,821,124

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, until their respective successors have been duly elected and qualified. Mr. Davis, as a Class I director, was elected to serve as a director for a term expiring at the annual meeting of stockholders in 2018. Mr. Aronson and Mr. Bhansali will continue to serve as directors until the expiration of their terms in 2016 and 2017, respectively.

2.           Approval of a proposed amendment to our restated certificate of incorporation to declassify the Board of Directors:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,304,868	64,203	65,815	1,821,124

Based on the votes set forth above, the proposal to amend our restated certificate of incorporation to declassify our Board of Directors did not receive the affirmative vote of two-thirds (2/3) of the outstanding shares entitled to vote and, accordingly, has not been approved.

3.           Approval of a proposed amendment to our restated certificate of incorporation to provide stockholders the right to act by written consent:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,119,725	267,635	47,526	1,821,124

Based on the votes set forth above, the proposal to amend our restated certificate of incorporation to provide stockholders the right to act by written consent did not receive the affirmative vote of two-thirds (2/3) of the outstanding shares entitled to vote and, accordingly, has not been approved.

4.           Approval of a proposed amendment to our restated certificate of incorporation to increase the Company’s authorized shares of blank check preferred stock from 10,000,000 to 20,000,000:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,926,022	450,795	58,069	1,821,124

Based on the votes set forth above, the proposal to amend our restated certificate of incorporation to increase the Company’s authorized shares of blank check preferred stock from 10,000,000 to 20,000,000 did not receive the affirmative vote of a majority of the outstanding shares entitled to vote and, accordingly, has not been approved.

5.           Authorization of our board of directors, without further action of the stockholders, to amend our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to March 30, 2016:

Votes For	Votes Against	Abstain
5,435,483	561,122	259,405

Based on the votes set forth above, the proposal to amend our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to March 30, 2016 received the affirmative vote of a majority of the outstanding shares entitled to vote and, accordingly, has been approved.  By virtue of the foregoing shareholder action, the Registrant’s board of directors is authorized to implement a reverse stock split in such ranges at any time prior to March 30, 2016.

6.           Approval of the issuance of shares of common stock underlying the Series A Convertible Preferred Stock and Warrants:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,965,538	188,811	58,958	1,821,124

Based on the votes set forth above, the issuance of shares of common stock underlying the Series A Convertible Preferred Stock and Warrants received the affirmative vote of a majority of the votes cast for the proposal and, accordingly, has been approved.

7.           Approval of the issuance of securities in a non-public offering with a maximum discount of 15% below market price of the Company’s common stock:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,049,985	342,199	42,702	1,821,124

Based on the votes set forth above, issuance of securities in a non-public offering with a maximum discount of 15% below market price of the Company’s common stock received the affirmative vote of a majority of the votes cast for the proposal and, accordingly, has been approved.

8.           Approval of the issuance of securities in a non-public offering with a maximum discount of 10% below market price of the Company’s common stock:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,091,207	299,154	44,525	1,821,124

Based on the votes set forth above, issuance of securities in a non-public offering with a maximum discount of 10% below market price of the Company’s common stock received the affirmative vote of a majority of the votes cast for the proposal and, accordingly, has been approved. However, since Proposal No. 7 to issue securities in a non-public offering with a maximum discount of 15% below market price of the Company’s common stock has been approved, the approval of this proposal shall be considered moot.

9.           Approval of Company’s 2014 Equity Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,160,700	226,511	47,675	1,821,124

Based on the votes set forth above, the Company’s 2014 Equity Incentive Plan received the affirmative vote of a majority of the votes cast for the proposal and, accordingly, has been approved.

10.           Advisory vote as to whether the stockholders approve the compensation of the Company’s named executive officers (Say-on-Pay):

Votes For	Votes Against	Abstain	Broker Non-Votes
4,263,921	122,864	48,101	1,821,124

Based on the votes set forth above, the proposal for the advisory vote to indicate whether the stockholders approve the compensation paid to the Company’s named executive officers has received more votes in favor of the proposal than votes cast against the proposal and, accordingly, the stockholders have advised the Company that they approve of the compensation paid to the Company’s named executive officers.

11.           Ratification of the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2015:

Votes For	Votes Against	Abstain
5,980,970	112,804	162,236

Based on the votes set forth above, the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2015 received the affirmative vote of a majority of the voting shares and, accordingly, was duly ratified by the stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No           Description
10.1                      2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY
Dated: April 1, 2015	/s/ Jesse Sutton
Jesse Sutton
Chief Executive Officer

   EXHIBIT INDEX

Exhibit No           Description
10.1                      2014 Equity Incentive Plan